UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: February 22, 2019

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	Compensatory Arrangements of Certain Officers.

Executive Bonus Plan 2019

On February 22, 2019, the Board of Directors (the “Board”) of Oragenics approved the 2019 bonus program objectives for Dr. Alan Joslyn, Mr. Michael Sullivan, and Dr. Martin Handfield recommended by the Compensation Committee. The percentages are weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2019 performance (the “2019 Bonus Program”). Under such cash bonus program, Dr. Joslyn, Mr. Sullivan, and Dr. Handfield are eligible for cash bonuses of up to 50%, 35% and 25% of their respective base salaries or $183,750, $80,483, and $51,345 respectively, (each a “Bonus Target”).

The bonuses payable to Dr. Joslyn are to be based upon the achievement of the following objectives:

(i) Up to 55% of the Bonus Target for objectives related to AG013 clinical trials and development strategy;

(ii) Up to 25% of the Bonus Target for financial performance objectives including the Company’s raising capital, budgeting and regulatory compliance;

(iii) Up to 10% of the Bonus Target for objectives related to lantibiotic program developments;

(iv) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities; and

(v) Up to 5% of the Bonus Target for administrative and management matters.

The bonuses payable to Mr. Sullivan are to be based upon the achievement of the following objectives:

(i) Up to 60 % of the Bonus Target for financial performance objectives including the Company’s raising capital, budgeting and regulatory compliance;

(ii) Up to 25% of the Bonus Target for objectives related to cost management of the AG013 clinical trials;

(iii) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities;

(iv) Up to 5% of the Bonus Target for objectives related to lantibiotic program toxicology studies; and

(v) Up to 5% of the Bonus Target for administrative and management matters.

The bonuses payable to Dr. Handfield are to be based upon the achievement of the following objectives:

(i) Up to 85% of the Bonus Target for objectives related to lantibiotic program developments, including toxicology studies, grants and publishing of, and presenting research results, and initiating collaborations;

(ii) Up to 10% of the Bonus Target for administrative and management matters; and

(iii) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities.

The executive officers’ actual bonuses for fiscal year 2019 may exceed 100% of their 2019 Bonus Target percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2019 Bonus Program and the actual amount of such bonus, if any, are at the discretion of the Committee.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 22nd day of February, 2019.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer